Exhibit 99.1

EXECUTION COPY

VOTING AGREEMENT

      AGREEMENT, (this "Agreement"), dated as of October 30, 2007, between Mapfre S.A., a company organized under the laws of Spain ("Parent"), and the persons listed on the signature pages hereof (the "Shareholders").

      WHEREAS, Parent, Magellan Acquisition Corp., a Massachusetts corporation, and The Commerce Group, Inc., a Massachusetts corporation (the "Company"), intend to enter into an Agreement and Plan of Merger, dated the same date as this Agreement (as it may be amended, the "Merger Agreement") (capitalized terms used in this Agreement and not otherwise defined have the same meanings as in the Merger Agreement); and

      WHEREAS, as an inducement to Parent to enter into the Merger Agreement, Parent has requested, and each of the Shareholders has agreed, to enter into this Agreement and to make the voting and other commitments set forth herein with respect to all shares of common stock, par value $0.50 per share, of the Company (the "Company Common Stock") that such Shareholder beneficially owns at the date of this Agreement and any additional shares of Company Common Stock of which the Shareholder may become the beneficial owner before the Effective Time, including the shares that are allocated to such shareholder under The Commerce Group, Inc. Employee Stock Ownership Plan (the "ESOP") but not including any other shares held by the ESOP;

NOW, THEREFORE, the parties hereto agree as follows:

1. Shareholders' Agreements. Each Shareholder hereby covenants and agrees as follows:

      (a) (i) Such Shareholder shall, in person or by proxy, vote (or cause to be voted) all such Shareholder's Shares, held of record as of the applicable record date, to approve and adopt the Merger Agreement, the Merger and any other transaction contemplated by the Merger Agreement at any meeting or meetings of the shareholders of the Company, and at any adjournment thereof or pursuant to action by written consent, at or by which the Merger Agreement or such other transactions are submitted for the consideration and vote of the shareholders of the Company. As used in this Agreement, "Shareholder's Shares" means, for each Shareholder, the shares of Company Common Stock that such Shareholder beneficially owns at the date of this Agreement, together with the shares of Company Common Stock of which the Shareholder becomes the beneficial owner before the Effective Time (including in each case the shares allocated to the Shareholder under the ESOP), less any shares of Company Common Stock subsequently disposed of pursuant to a Permitted Transfer.

      (ii) Such Shareholder hereby irrevocably grants to, and appoints, Parent, Jaime Tamayo and John Lynch, and any individual designated in writing by any of them, and each of them individually, as such Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Shareholder, to vote the Shareholder's Shares, or grant a consent, approval or dissent in respect of the Shareholder's Shares in a manner consistent with the manner in which such Shareholder is required to vote such Shareholder's Shares pursuant to this Section 1. Such Shareholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Shareholder's execution and delivery of this Agreement. Such Shareholder hereby affirms that the irrevocable proxy set forth in this Section 1(a) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Such Shareholder hereby further affirms that the irrevocable proxy hereby granted is coupled with an interest and may under no circumstances be revoked. Such Shareholder hereby ratifies and confirms any and all votes, consents or other actions that any proxy appointed hereby may lawfully

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do or cause to be done by virtue hereof. The proxy hereby granted is executed and intended to be irrevocable in accordance with the provisions of Section 7.22 of Chapter 156D of the MBCA. The proxy and power of attorney granted by each Shareholder is a durable power of attorney and shall survive the bankruptcy, death or incapacity of such Shareholder.

      (b) At any meeting of the shareholders of the Company or at any adjournment thereof or in any other circumstances upon which such Shareholder's vote, dissent, consent or other approval is sought, such Shareholder shall vote (or cause to be voted) the Shareholder's Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any other extraordinary transaction involving the Company, (ii) any Acquisition Proposal and (iii) any amendment of the articles of organization or bylaws of the Company or other proposal or transaction involving the Company or any Company Subsidiary, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify any provision of the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement or change in any manner the voting rights of any class of Company Common Stock. Such Shareholder shall not commit or agree to take any action that would reasonably be deemed to be inconsistent with the foregoing.

      (c) Such Shareholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (any of the foregoing, a, "Transfer"), or enter into any contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any of the Shareholder's Shares to any person other than (A) pursuant to the Merger or (B) in a Permitted Transfer (as hereinafter defined) or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any of the Shareholder's Shares and shall not commit or agree to take any of the foregoing actions. For purposes of this Agreement, "Permitted Transfer" means any of the following Transfers: (i) a Transfer by will or operation of law, in which case this Agreement shall bind the transferee, (ii) a Transfer pursuant to any pledge agreement existing as of the date of this Agreement, subject to the pledgee agreeing in writing to be bound by the terms of this Agreement, (iii) a Transfer in connection with estate and tax planning purposes, including transfers to relatives, trusts and charitable organizations, subject to the transferee agreeing in writing to be bound by the terms of this Agreement, (iv) a Transfer from a Shareholder to one or more other Shareholders, and (v) a Transfer made with the prior written consent of Parent.

      (d) Such Shareholder, solely in his, her or its capacity as a shareholder of Company and except as may be permitted under Section 6.6 of the Merger Agreement, shall not, nor shall such Shareholder authorize or permit any officer, director or employee of, or any investment banker, attorney or other adviser or representative of, such Shareholder to, (i) directly or indirectly solicit, initiate or encourage the submission of, any Acquisition Proposal, (ii) enter into any agreement with respect to any Acquisition Proposal or (iii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal. Such Shareholder promptly shall advise the Parent orally and in writing of any Acquisition Proposal or inquiry made to such Shareholder with respect to or that could lead to any Acquisition Proposal, the identity of the person making any such Acquisition Proposal or inquiry and the material terms of any such Acquisition Proposal or inquiry.

      (e) Such Shareholder, solely in his, her or its capacity as a shareholder of Company and except as may be permitted under Section 6.6 of the Merger Agreement, shall use such Shareholder's best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the

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most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement. Such Shareholder shall not issue any press release or make any other public statement with respect to the Merger or any other transaction contemplated by the Merger Agreement without the prior written consent of Parent, except as may be required by applicable Law.

      (f) Such Shareholder hereby consents to and approves the actions taken by the Board of Directors of the Company in approving the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. Such Shareholder hereby waives, and agrees not to exercise or assert, any dissenters' or appraisal rights under the MBCA in connection with the Merger.

      2. No Inconsistent Agreements. Each Shareholder hereby agrees that such Shareholder shall not enter into any voting agreement or grant a proxy or power of attorney with respect to such Shareholder's Shares which is inconsistent with the obligations of such Shareholder under this Agreement.

3. Shareholders' Representations. Each Shareholder hereby represents and warrants to Parent in respect of such Shareholder as follows:

      (a) Such Shareholder (i) is the record and beneficial owner of, or is the trustee of a trust that is the record holder of, and whose beneficiaries are the beneficial owners of, and has good and marketable title to, the number of shares of Company Common Stock set forth opposite such Shareholder's name on Schedule A to this Agreement free and clear of any Liens, (ii) does not own, of record or beneficially, any shares of capital stock of the Company other than the Shareholder's Shares set forth opposite such Shareholder's name on Schedule A to this Agreement, (iii) has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 1 hereof, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shareholder's Shares held by such Shareholder with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement, (iv) has all requisite legal power, authority and right to enter into, execute and deliver this Agreement, and to consummate the transactions contemplated hereby, without the consent or approval of any other person, and (v) has not entered into any voting agreement or other similar agreement with or granted any person any proxy (revocable or irrevocable) in respect of the Shareholder's Shares (other than this Agreement).

      (b) If such Shareholder is not a natural person, the execution and delivery by such Shareholder of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Shareholder. Such Shareholder has duly executed and delivered this Agreement, and this Agreement is the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms. The execution and delivery by such Shareholder of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon any of the properties or assets of such Shareholder under, any provision of any contract to which such Shareholder is a party or by which any properties or assets of such Shareholder are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any Laws applicable to such Shareholder or the properties or assets of such Shareholder. No consent of, or registration, declaration or filing with, any Governmental Authority is required to be obtained or made by or with respect to such Shareholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby. If such Shareholder is married and the

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Shareholder's Shares constitute community property or otherwise need spousal or other approval to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Shareholder's spouse, enforceable against such spouse in accordance with its terms. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to enter into and perform this Agreement. No trust of which such Shareholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

      4. Parent's Representations. Parent hereby represents and warrants to each Shareholder as follows: (i) the execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby are within the corporate powers of Parent and have been duly authorized by all necessary corporate action; and (ii) this Agreement constitutes a valid and binding agreement of Parent.

      5. Severability. If any provision of this Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining provisions of this Agreement.

6. Counterparts. This Agreement may be executed in two or more counterparts each of which shall constitute one and the same instrument.

      7. Equitable Relief. The Shareholders agree that Parent would be irreparably harmed by any breach of this Agreement on the part of any Shareholder and that Parent shall be entitled to specific performance and injunctive and other equitable relief in respect of any breach (including any threatened or anticipated breach) of this Agreement and to enforce the provisions hereof, and the Shareholders further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights or remedies, whether at law or in equity, that any party hereto may have against any other party hereto for any failure to perform its obligations under this Agreement.

      8. Termination. This Agreement may be terminated with respect to any Shareholder at any time prior to consummation of the transactions contemplated by the Merger Agreement by the written consent of Parent and such Shareholder. This Agreement shall automatically terminate with respect to all Shareholders (i) in all respects upon the earlier of the Effective Time and the termination of the Merger Agreement in accordance with its terms, and (ii) with respect to Section 1(c) hereof, upon the earlier occurrence of the Company Shareholders' Approval. Upon such termination with respect to any Shareholder, such Shareholder shall not have any further obligations or liabilities hereunder; provided, however, such termination shall not relieve any party from liability for any willful breach of this Agreement prior to such termination.

      9. Further Assurances. Each Shareholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

10. Miscellaneous. The parties hereto agree as follows:

(a) This Agreement may not be amended except by an instrument in writing signed by each of the parties whose rights or obligations are affected by such amendment.

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(b) All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

      (c) The provisions of this Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that Parent may transfer or assign its rights and obligations to any affiliate of Parent.

      (d) All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Parent in accordance with Section 9.4 of the Merger Agreement and to any Shareholder at such Shareholder's address set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

      (e) When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

      (f) This Agreement (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

      (g) This Agreement shall be governed by the laws of the State of New York without regard to principles of conflicts of laws except to the extent the laws of the Commonwealth of Massachusetts mandatorily apply to Section 1(a) or to the Merger.

      (h) Each of the parties hereto hereby irrevocably and unconditionally consents and agrees to submit to the exclusive jurisdiction of the New York Courts for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim in any New York Court that such litigation brought therein has been brought in any inconvenient forum; provided, however, that nothing in this Section 10(h) is intended to waive the right of any party to remove any such action or proceeding commenced in any such state court to an appropriate federal court that is a New York Court to the extent the basis for such removal exists under applicable Laws.

      (i) Each party hereto hereby waives, to the full extent permitted by applicable Laws, any right it may have to a trial by jury in respect of any suit, action or other proceeding arising out of this Agreement or the transactions contemplated hereby. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waiver and certifications in this Section 10(i).

      11. Capacity; No Effect on Merger Agreement. Each Shareholder is entering into this Agreement solely in his or her capacity as a shareholder of the Company, and no covenant contained herein shall apply to any Shareholder in his or her capacity as a director, officer or employee of Company or in any other capacity. Nothing contained in this Agreement shall be deemed to apply to, or limit in

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any manner, any Shareholder from fulfilling his or her obligations under applicable Law, including without limitation his or her fiduciary duties, in his or her capacity as a director, officer or employee with respect to the Company and nothing herein will limit or affect, or give rise to any liability to a Shareholder by virtue of any actions taken by such Shareholder in his or her capacity as a director, officer or employee of the Company. Nothing contained in this Agreement shall affect the terms and conditions of the Merger Agreement, including without limitation Section 6.6 thereof.

      12. No Additional Rights Granted. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any of the Company Common Stock. All rights, ownership and economic benefits of and relating to the Company Common Stock shall remain and belong to the applicable Shareholder and Parent shall have no power or authority to direct any Shareholder in the voting of any of the Company Common Stock or the performance by any Shareholder of its duties or responsibilities as a shareholder of the Company, except as otherwise provided herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

MAPFRE S.A.

By:

Name:
Title:

Shareholders

By:

Raymond J. Lauring

By:

John W. Spillane

By:

Arthur J. Remillard, III

By:

Gerald Fels

By:

Suryakant M Patel

By:

Arthur J. Remillard, Jr.

By:

David R. Grenon

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By:

Gurbachan Singh

By:

Regan P. Remillard

By:

Normand R. Marois

By:

Eric G. Butler

By:

Randall V. Becker

By:

Robert W. Harris

By:

Joseph A. Borski, Jr.

By:

James A. Ermilio

By:

Louise M. McCarthy

By:

Cathleen M. Moynihan

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Schedule A

ADDRESSES OF SHAREHOLDERS AND
SHARES OF COMPANY COMMON STOCK BENEFICIALLY OWNED

Shares of Company Common Stock Beneficially Owned[1]	Directors
162,478	Randall V. Becker 77 Bates Point Road Webster, MA 01570
97,024	Joseph A. Borski, Jr. 989 School Street Webster, MA 01570
274,848	Eric G. Butler 17 D'Orlando Way Danvers, MA 01923
532,243	Gerald Fels 271 Thompson Road Webster, MA 01570
594,195	David R. Grenon 25 Armsby Road Sutton, MA 01590
138,288	Robert W. Harris 730 Elkcam Circle West, Unit 104 Smokehouse Harbor Condo Marco Island, FL 34146
1,494,164	Raymond J. Lauring 23 Brigham Road Worcester, MA 01609
296,154	Normand R. Marois 20 Marsh Road P.O. Box 563 Sutton, MA 01590
805,701	Suryakant M Patel 7 Bayview Road Webster, MA 01570

[1]	As of October 26, 2007.

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710,403	Arthur J. Remillard, Jr. 1400 South Ocean Blvd #N-306 Boca Raton, FL 33432
916,636	Arthur J. Remillard, III 17 Woodstone Road Northboro, MA 01532
433,808	Regan P. Remillard 220 Boylston Street Unit 1218, Boston, MA 02116
411,972	Gurbachan Singh 3740 S. Ocean Blvd, Apt 1107 Highland Beach, FL 33487
1,407,483	John W. Spillane 23 Institute Road Worcester, MA 01609

Shares of Company Common Stock Beneficially Owned[2]	Non-Director Executives
22,133	James A. Ermilio 10 Niblick Road Shrewsbury, MA 01545
3,516	Louise M. McCarthy 28 Arapahoe Road, West Newton, MA 02465
1,234	Cathleen M. Moynihan 63 Farm Hill Road North Attleboro, MA 02760

[2]	As of October 26, 2007.

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